UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 31, 2022
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Cyxtera Technologies, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	001-39496	84-3743013 (IRS Employer Identification No.)
2333 Ponce de Leon Boulevard Suite 900 Coral Gables, FL 33134 (Address of principal executive office)	(Commission File Number)	33134 (Zip Code)
(305) 537-9500
Registrant’s telephone number, including area code
N/A
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	CYXT	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sale of Equity Securities.

On January 31, 2022, Cyxtera Technologies, Inc. (the “Company”) issued a total of 7,500,000 shares (the “Optional Shares”) of Class A common stock, par value $0.0001 per share (the “Class A common stock”), at a price of $10 per share, to SIS Holdings LP and certain clients of Starboard Value LP (collectively, the “Purchasers”) pursuant to the Optional Share Purchase Agreement, dated September 9, 2020, by and between the Company and the Purchasers, as amended and supplemented to date. The Optional Shares were issued in transactions not requiring registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption contained in Section 4(a)(2) of the Securities Act.

In addition, as previously announced on January 26, 2022, the Company completed the redemption of all of its outstanding warrants that were issued under the Warrant Agreement, dated September 9, 2020 (the “Warrant Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, that remained outstanding at 5:00 p.m., New York City time, on January 19, 2022 (the “Redemption Time”) at a redemption price of $0.10 per warrant. Pursuant to the terms of the Warrant Agreement, prior to the Redemption Time, the warrant holders were permitted to exercise their warrants either (a) on a cash basis by paying the exercise price of $11.50 per warrant in cash or (b) on a “cashless basis,” in which case the holder would receive 0.265 shares of the Company’s Class A common stock per warrant. Between December 20, 2021 and the Redemption Time, warrant holders elected to exercise 134,443 warrants on a cash basis and 18,692,120 warrants on a “cashless basis,” resulting in the issuance by the Company of 5,087,612 shares of Class A common stock (the “Warrant Shares”). The Warrant Shares were issued in transactions not requiring registration under the Securities Act in reliance on the exemption contained in Section 3(a)(9) of the Securities Act.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cyxtera Technologies, Inc.

Date: February 2, 2022	By:	/s/ Victor Semah
	Name:	Victor Semah
	Title:	Chief Legal Officer